UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2017

Tesco Corporation

(Exact name of registrant as specified in its charter)

Alberta	001-34090	76-0419312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11330 Clay Road Suite 350 Houston, Texas		77041
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (713) 359-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2017, Tesco Corporation (the “Company”) entered into an Arrangement Agreement (the “Agreement”) with Nabors Industries Ltd, a Bermuda exempted company (“Nabors”), and Nabors Maple Acquisition Ltd. (“AcquisitionCo”), a corporation organized under the laws of Alberta, Canada, pursuant to which AcquisitionCo will acquire all of the issued and outstanding common shares of the Company (the “Tesco Common Shares”) pursuant to a statutory plan of arrangement under section 193 of the Business Corporations Act (Alberta) (the “Arrangement”).

Subject to the terms and conditions of the Agreement, at the effective time of the Arrangement, each outstanding Tesco Common Share, other than Tesco Common Shares with respect to which dissent rights have been properly exercised and not withdrawn, will be exchanged for 0.68 of a common share of Nabors (the “Share Consideration”). Each dissenting Tesco Common Share will be transferred to AcquisitionCo in accordance with, and for the consideration contemplated in, the Agreement.

Pursuant to the Arrangement, at the effective time of the Arrangement: (i) all outstanding, unexpired Company options to purchase Tesco Common Shares will be accelerated, cancelled, and exchanged for the right to receive an amount in cash per share, less tax withholdings, equal to (a) the excess of the Market Value per share over the option’s exercise price, multiplied by (b) the aggregate number of Company Shares subject to such Company Option immediately prior to the effective time, and each Company Option with an exercise price per share that is equal to or greater than the Market Value will be cancelled for no consideration; (ii) all outstanding Company restricted stock units (“RSUs”) will vest and be cancelled in exchange for the right to receive an amount in cash, less tax withholding, equal to (a) the Market Value per share, multiplied by (b) the aggregate number of Tesco Common Shares underlying the Company RSUs immediately prior to the effective time. Market Value means 0.68 multiplied by the closing price of one common share of Nabors on the New York Stock Exchange (“NYSE”) on the last trading day prior to the effective date of the Arrangement.

The closing of the Arrangement is subject to satisfaction of certain conditions, including, among others: (i) approval of the Arrangement by the Company’s security holders; (ii) approval of the interim and final order by the Court of Queen’s Bench of Alberta, (iii) receipt of any regulatory or stock exchange approvals, including approval of the NYSE; (iv) the accuracy of representations and warranties of, and compliance with covenants by, the parties; (v) no law, regulation, or injunction that prevents or prohibits completion of the Arrangement; and (vi) there shall not have been any event that has had or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on either party. The Company and Nabors have made customary representations, warranties and covenants in the Agreement, including, among other things, covenants (i) with respect to the conduct of their respective businesses during the interim period between the execution of the Agreement and consummation of the Arrangement and (ii) prohibiting the Company from soliciting or making alternative acquisition proposals, having any discussions with or providing confidential information to any third party relating to an alternative acquisition proposal, or engaging in negotiations concerning an acquisition proposal, except in the limited circumstances as provided in the Agreement.

The Agreement contains certain customary termination rights for both the Company and Nabors, including, among other things, a termination right for either party if both parties consent in writing, if the transaction is not consummated by February 14, 2018 (subject to extension in certain events, including in the event required regulatory approvals have not been obtained) or if a court of competent jurisdiction has enjoined the Arrangement in a final and non-appealable order. In addition, upon termination of the Agreement under specified circumstances, including in order to enter into a binding written agreement related to a superior proposal, the Company will be required to pay a cash termination fee of $8 million.

The foregoing summaries of the Agreement and the transactions contemplated by the Agreement, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Agreement, which is attached as Exhibits 2.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 14, 2017, the Company issued a press release, presentation to the Company’s shareholders, and presentation and frequently asked questions document to the Company’s employees, each relating to the execution of the Agreement. Copies of these documents are furnished as Exhibits 99.1, 99.2, 99.3, and 99.4 to this Current Report on Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Arrangement Agreement, dated August 13, 2017, by and among Tesco Corporation, Nabors Industries Ltd, and Nabors Maple Acquisition Ltd.

99.1	Press Release of Tesco Corporation, dated August 14, 2017.

99.2	Presentation to Tesco Corporation Shareholders, dated August 14, 2017.

99.3	Statement to Tesco Corporation Employees, dated August 14, 2017.

99.4	Frequently Asked Questions to Tesco Employees, dated August 14, 2017.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the SEC upon request.

No Offer or Solicitation

This report and the information attached hereto shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information about the Arrangement

This report and the information attached hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the sale of Nabors shares will be exempt from registration under the Securities Act, pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Nabors shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transactions, the Company intends to file with the SEC a proxy statement in respect of the meeting of its security holders to approve the Arrangement, and other relevant documents to be mailed by the Company to its security holders in connection with the Arrangement. The Company’s proxy statement will also be filed with the Canadian securities regulators.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATED TO THE ARRANGEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company, Nabors, and the proposed transactions. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www.sedar.com. In addition, a copy of the Company’s proxy statement (when it becomes available) may be obtained free of charge from the Company’s investor relations website at http://www.tescocorp.com. Investors and security holders may also read and copy any reports, statements and other information filed by the Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the Arrangement. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on March 27, 2017 in connection with its 2017 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and the Canadian securities regulators when they become available. As noted above, you can obtain free copies of this document from the website maintained by the SEC at www.sec.gov and from the Company using the contact information above.

Cautionary Language Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as “anticipate,” “believe,” “expect,” “plan,” “intend,” “forecast,” “target,” “project,” “may,” “will,” “should,” “could,” “estimate,” “predict” or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this press release include, but are not limited to, statements with respect to expectations of our prospects, future revenue, earnings, activities and technical results.

Such forward-looking statements may include, but are not limited to, statements regarding the expected timing of the completion of the Arrangement; the ability to complete the Arrangement considering the various closing conditions; the benefits of such transaction and its impact on the participants’ businesses; various events which could disrupt the Company’s or Nabors’ operations; any projections of economic prospects, earnings, revenues or other financial items; any statements regarding the plans, strategies and objectives for future operations; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions, such as interest rate, commodity prices and currency exchange rate fluctuations; any statements regarding timing of development or potential expansion or improvements; any statements regarding commodity prices; and any statements of assumptions underlying any of the foregoing. In addition, if and when the Arrangement is consummated, there will be risks and uncertainties related to Nabors’ ability to successfully integrate the operations and employees of Nabors and the Company as well as the ability to ensure continued performance or market growth of the Company’s business and operations.

Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, us concerning anticipated financial performance, business prospects, strategies and regulatory developments. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. The forward-looking statements in this report are made as of the date it was issued and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks that outcomes implied by forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in such forward-looking statements.

These risks and uncertainties include, but are not limited to, the impact of: levels and volatility of oil and gas prices; cyclical nature of the energy industry and credit risks of our customers; fluctuations of our revenue and earnings; operating hazards inherent in our operations; changes in governmental regulations, including those related to the climate and hydraulic fracturing; consolidation or loss of our customers; the highly competitive nature of our business; technological advancements and trends in our industry, and improvements in our competitors’ products; global economic and political environment, and financial markets; terrorist attacks, natural disasters and pandemic diseases; our presence in international markets, including political or economic instability, currency restrictions and trade and economic sanctions; cybersecurity incidents; protecting and enforcing our intellectual property rights; changes in, or our failure to comply with, environmental regulations; failure of our manufactured products and claims under our product warranties; availability of raw materials, component parts and finished products to produce our products, and our ability to deliver the products we manufacture in a timely manner; retention and recruitment of a skilled workforce and key employees; and ability to identify and complete acquisitions. These risks and uncertainties may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.

Copies of our Canadian public filings are available through www.tescocorp.com and on SEDAR at www.sedar.com. Our U.S. public filings are available at www.sec.gov and through www.tescocorp.com.

The risks included here are not exhaustive. Refer to “Part I, Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q for further discussion regarding our exposure to risks. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such factors, nor to assess the impact such factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

By	/s/ Christopher L. Boone
Christopher L. Boone
Sr. Vice President and
Chief Financial Officer

Date: August 14, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Arrangement Agreement, dated August 13, 2017, by and among Tesco Corporation, Nabors Industries Ltd, and Nabors Maple Acquisition Ltd.

99.1	Press Release of Tesco Corporation, dated August 14, 2017.

99.2	Presentation to Tesco Corporation Shareholders, dated August 14, 2017.

99.3	Statement to Tesco Corporation Employees, dated August 14, 2017.

99.4	Frequently Asked Questions to Tesco Employees, dated August 14, 2017.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the SEC upon request.